UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
December 15, 2015

FIRST MID-ILLINOIS BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13368	37-1103704
(State of Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
1421 CHARLESTON AVENUE
MATTOON, IL	61938
(Address of Principal Executive Offices)	(Zip Code)

(217) 234-7454
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2015, the Board of Directors of First Mid-Illinois Bancshares, Inc. (the "Company") approved an Amendment to the Executive Employment Agreement between the Company and John W. Hedges dated December 12, 2014, under which Mr. Hedges agreed to serve as Senior Executive Vice President of the Company (the "Hedges Agreement"). The parties have agreed to amend the Hedges Agreement to extend its term through December 31, 2016 and shorten the term of the covenant not to compete to one year.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1
Employment Agreement between First Mid-Illinois Bancshares, Inc. and John W. Hedges, effective December 12, 2014, incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed December 18, 2014.

Exhibit 10.2	First Amendment to Employment Agreement between First Mid-Illinois Bancshares, Inc. and John W. Hedges, effective December 15, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID-ILLINOIS BANCSHARES, INC.

Dated: December 16, 2015

By:

Joseph R. Dively
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 10.1
Employment Agreement between First Mid-Illinois Bancshares, Inc. and John W. Hedges, effective December 12, 2014, incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed December 18, 2014.

Exhibit 10.2	First Amendment to Employment Agreement between First Mid-Illinois Bancshares, Inc. and John W. Hedges, effective December 15, 2015